UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

HARVARD BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HARVARD BIOSCIENCE, INC.

84 October Hill Road

Holliston, Massachusetts 01746

(508) 893-8999

______________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 6, 2026

_____________________

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Harvard Bioscience, Inc. (the “Company”) will be held on March 6, 2026 at 10:00 a.m. Eastern Time. The Special Meeting will be held for the following purposes:

1.	To approve a proposed amendment to the Harvard Bioscience, Inc. Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, $0.01 par value per share (the “common stock”), at a ratio of between 1-for-5 and 1-for-15 (the “Reverse Stock Split Proposal” or “Proposal 1”); and

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (the “Adjournment Proposal” or “Proposal 2”).

The Board of Directors of the Company (the “Board”) recommends that you vote:

•	“FOR” the proposed amendment to the Harvard Bioscience, Inc. Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1-for-5 and 1-for-15; and

•	“FOR” the authorization of an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

WHO MAY VOTE:

You may vote if you were the record owner of the Corporation’s common stock at the close of business on January 21, 2026 (the “Record Date”).

VIRTUAL MEETING:

The Special Meeting will be a virtual meeting only. You will not be able to attend the Special Meeting in person. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/HBIO2026SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. If you want to submit a question during the Special Meeting, log into www.virtualshareholdermeeting.com/HBIO2026SM, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

By Order of the Board of Directors,

John Duke
President, Chief Executive Officer and Member of the Board of Directors
Holliston, Massachusetts
January 30, 2026

YOUR VOTE IS IMPORTANT. OUR SPECIAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

HARVARD BIOSCIENCE, INC.

84 October Hill Road

Holliston, Massachusetts 01746

(508) 893-8999

_______________

PROXY STATEMENT

_______________

Special Meeting of Stockholders to Be Held on March 6, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held on March 6, 2026, at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof. The Special Meeting will be held by virtual meeting only. You will not be able to attend the Special Meeting in person.

To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/HBIO2026SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.	A proposed amendment to the Harvard Bioscience, Inc. Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1-for-5 and 1-for-15; and

2.	An authorization of an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

On or about January 30, 2026, we will mail to our stockholders the Notice containing instructions on how to access our proxy statement and how to vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 6, 2026

This proxy statement will be available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your proxy card available.

Additionally, you can find a copy of our 2024 annual report on Form 10-K which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Financials” section of the “Investors” section on our website at www.harvardbioscience.com. You may also obtain a printed copy of our annual report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Attention: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Only common stockholders of record as of the close of business on the Record Date will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. As of that date, 44,719,894 shares of our common stock were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote. Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote virtually online or to attend the Special Meeting virtually. Any record holder as of the Record Date may attend the Special Meeting virtually and may revoke a previously provided proxy at any time by: (i) submitting a new vote on the Internet or by telephone or submitting a properly completed proxy card with a later date; (ii) sending written notice that you are revoking your proxy to the corporate secretary at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746, with such notice received before March 6, 2026; or (iii) attending the Special Meeting virtually online and voting through the Special Meeting website. Attendance at the Special Meeting will not, by itself, revoke a proxy. If your shares are held by your broker or nominee, you should follow the instructions provided by such broker or nominee to revoke an earlier vote.

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We will begin mailing our proxy materials, including the Notice of Special Meeting of Stockholders (the “Notice”), on or about January 30, 2026 to our stockholders of record and beneficial owners as of the close of business on the Record Date for the meeting. This proxy statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.

We will host the Special Meeting live via the Internet. You will not be able to attend the meeting in person. Participation in and attendance at the Special Meeting is limited to stockholders as of the close of business on the Record Date. Such stockholders can listen to and participate in the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/HBIO2026SM. The webcast will begin at 10:00 a.m. Eastern Time, on March 6, 2026. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the Special Meeting prior to the start time.

To be admitted to the Special Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Special Meeting. If you want to submit a question during the Special Meeting, log into www.virtualshareholdermeeting.com/HBIO2026SM, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

A list of the stockholders entitled to vote at the Special Meeting may be examined at our principal executive offices in Holliston, Massachusetts during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Special Meeting website.

If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Special Meeting, you will need the digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials.

If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice or proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instructions included in the Notice or proxy materials. You also are invited to virtually attend and vote at the Special Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting.

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The representation virtually or by proxy of at least one third of all shares of common stock issued, outstanding, and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner.

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on such proposals even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Reverse Stock Split	The affirmative votes of the majority of the votes cast for and against the matter, by the holders of our common stock entitled to vote on the matter, is required to approve the amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1-for-5 and 1-for-15. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the voting results of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal 2: Approve an Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposal 1	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 requires the affirmative votes of a majority of the votes properly cast for and against the matter by the holders of our common stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the voting results of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

“FOR” the approval of the amendment to the Harvard Bioscience, Inc. Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1-for-5 and 1-for-15; and

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“FOR” the adjournment of our Special Meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

Why is the Company seeking approval for the reverse stock split?

On April 4, 2025, the Company received a deficiency letter from the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) providing notification that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Global Market under Nasdaq Rule 5450(a)(1). This notice had no immediate effect on our Nasdaq listing, and we had 180 calendar days to regain compliance with Nasdaq Rule 5450(a)(1) for continued listing on The Nasdaq Global Market.

On September 16, 2025, we applied to transfer the listing of our common stock from The Nasdaq Global Market to The Nasdaq Capital Market in order to receive an additional 180-day compliance period relating to the common stock’s minimum closing price.

On October 2, 2025, we received an additional letter from the Staff providing notification that our application to transfer the listing of our common stock from The Nasdaq Global Market to The Nasdaq Capital Market had been approved, and that we had been granted an additional 180 days, or until March 30, 2026, to regain compliance with Nasdaq Rule 5550(a)(2), which requires a minimum closing price of $1.00 per share to maintain continued listing on The Nasdaq Capital Market.

As of the date of this proxy statement, we have not regained compliance with this requirement, since the closing bid price of our securities has not been at least $1.00 per share for a minimum of ten consecutive business days. To cure this deficiency, we intend to conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement. On January 29, 2026, the closing price of our common stock as reported on Nasdaq was $0.5366 per share.

The Board has approved the reverse stock split as a potential means of increasing the share price of our common stock and may choose to implement it if other options are unavailable, undesirable, or insufficient. Our Board believes that maintaining our listing on The Nasdaq Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split, if effected, to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split, if effected, will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

If our stockholders approve this proposal, the Board in its sole discretion will determine whether to effect the reverse stock split. For more information, see “Proposal 1: Reverse Stock Split” contained elsewhere in this proxy statement.

What Are the Costs of Soliciting these Proxies?

We will pay all the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Okapi Partners (“Okapi”) to advise us on the solicitation of proxies and Broadridge Financial Solutions, Inc. (“Broadridge”) to manage the production and distribution of this proxy statement. We expect to pay Okapi approximately $11,500 for their services and Broadridge approximately $45,000 for their services.

Who Will Count the Vote?

Broadridge, our inspector of election, will tabulate and certify the votes.

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CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding stockholder approval of the reverse stock split and our expectations regarding the reverse stock split and our continued listing on The Nasdaq Capital Market. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth in our most recent Annual Report on Form 10-K filed with the SEC on March 14, 2025 and subsequently filed Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2025, for (a) our directors, (b) our named executive officers, (c) our executive officers and directors as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or share voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after December 31, 2025, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after December 31, 2025. We deem shares of common stock that may be acquired by an individual or group within 60 days of December 31, 2025, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Each stockholder’s percentage ownership is based on 44,719,894 shares of our common stock outstanding as of December 31, 2025 plus the number of shares of common stock that may be acquired by such stockholder upon the exercise of options or warrants that are exercisable on or within 60 days after December 31, 2025.

Unless otherwise indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders, except to the extent authority is shared by spouses under community property laws.

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Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent(1)
Greater than 5% Holders
Entities affiliated with William F. Snider(2)	8,250,000	15.6%
Leviticus Partners, L.P.(3)	3,350,000	7.5%
Weber Capital Management, LLC(4)	3,200,380	7.2%
Named Executive Officers and Directors(5)
Katherine Eade(6)	311,126	*
Robert Gagnon	-	-
Seth Benson	-	-
Stephen DeNelsky	-	-
William F. Snider(2)	8,250,000	15.6%
John Duke	-	-
James Green(7)	2,077,566	4.6%
Mark Frost(8)	25,000	*
Jennifer Cote(9)	73,490	*
All Directors and Current Executive Officers, as a group (9 persons)	10,737,182	20.3%

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)       Based on 44,719,894 shares outstanding on December 31, 2025, together with any applicable options, restricted stock units and warrants for each stockholder.

(2)       Includes 7,500,000 shares that are issuable to BroadOak Income Fund, L.P. upon conversion of an outstanding term loan, 150,000 shares issuable to BroadOak Fund VI, L.P. upon the exercise of warrants within 60 days of December 31, 2025 and 600,000 shares issuable to BroadOak Income Fund, L.P. upon the exercise of warrants within 60 days of December 31, 2025. William F. Snider is Manager of BroadOak Income Fund, L.P. and BroadOak Fund VI, L.P. The address of William F. Snider and entities affiliated with him is 4800 Montgomery Lane, Suite 320, Bethesda, MD 20814.

(3)       This information is based solely upon a Schedule 13G filed by Leviticus Partners, L.P. with the SEC on November 3, 2025, reporting sole voting and dispositive power over 3,350,000 shares. The address for Leviticus Partners, L.P. is 32 Old Mill Road, Great Neck, NY 11023.

(4)        This information is based solely upon a Schedule 13G filed by Weber Capital Management, LLC with the SEC on May 8, 2025, reporting sole voting and dispositive power over 3,200,380 shares. The address for Weber Capital Management, LLC is 580 California Street, Suite 1663, San Francisco, CA 94104.

(5)       The address for all non-employee directors and named executive officers is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

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(6)       Includes 311,126 shares of common stock.

(7)       Includes 2,077,566 shares of common stock.

(8)       Includes 25,000 shares of common stock.

(9)       Includes 8,964 restricted stock units that vested on December 29, 2025 and 64,526 shares of common stock.

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PROPOSAL 1: REVERSE STOCK SPLIT

General

At the Special Meeting, holders of our common stock are being asked to approve the proposal that our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), be amended to effect (a) a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 1-for-5 to 1-for-15, such number consisting of only whole shares, into one share of common stock). The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Annex B.

If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio (within the range of ratios approved by the stockholders), to be designated by the Board. The Board may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than six months after the date of the Special Meeting.

As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split.

Purpose

Reverse Stock Split

The Board has approved the proposal authorizing the reverse stock split for the following reasons:

•	the Board believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The Nasdaq Capital Market; and

•	the Board believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

Nasdaq Requirements for Continued Listing

Our common stock is listed on The Nasdaq Capital Market under the symbol “HBIO.” One of the requirements for continued listing on Nasdaq is maintenance of a minimum closing bid price of $1.00. On January 29, 2026, the closing market price per share of our common stock was $0.5366, as reported by Nasdaq.

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On April 4, 2025, we received a deficiency letter from the Nasdaq Staff providing notification that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Global Market under Nasdaq Rule 5450(a)(1). This notice had no immediate effect on our Nasdaq listing, and we had 180 calendar days to regain compliance with Nasdaq Rule 5450(a)(1) for continued listing on The Nasdaq Global Market.

On September 16, 2025, we applied to transfer the listing of our common stock from The Nasdaq Global Market to The Nasdaq Capital Market in order to receive an additional 180 day compliance period relating to the common stock’s minimum closing price.

On October 2, 2025, we received an additional letter from the Staff providing notification that our application to transfer the listing of our common stock from The Nasdaq Global Market to The Nasdaq Capital Market had been approved, and that we had been granted an additional 180 days, or until March 30, 2026, to regain compliance with Nasdaq Rule 5550(a)(2), which requires a minimum closing price of $1.00 per share to maintain continued listing on The Nasdaq Capital Market.

As of the date of this proxy statement, we have not regained compliance with this listing requirement, since the closing bid price of our securities had not been at least $1.00 per share for a minimum of ten consecutive business days. To cure this deficiency, we intend to conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement.

If we do proceed with the reverse stock split for which we are seeking stockholder approval in this proposal, we cannot assure you that our share price will comply with the requirements for continued listing of our common stock on The Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our common stock loses its status on The Nasdaq Capital Market, our common stock would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

Such delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board approved the reverse stock split as a potential means of increasing the share price of our common stock above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with Nasdaq requirements.

Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 85,000,000 shares of capital stock, comprised of 80,000,000 shares of common stock and 5,000,000 shares of preferred stock. The reverse stock split will not change the number of authorized shares of common stock or preferred stock, or the par value of the common stock or preferred stock.

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Although the reverse stock split would not have any dilutive effect on our stockholders, a reverse stock split without a reduction in the number of shares of common stock authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	our ability to conduct future financings will be enhanced; and

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board to implement the reverse stock split and the Board implements the reverse stock split, we will amend our Certificate of Incorporation by adding the following paragraph as the second paragraph of Article IV:

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“Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [__] ([__]) shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock, and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that cash payments are made in lieu of fractional shares. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”). Following the reverse stock split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “HBIO,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including five and 15 into one share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. The Board will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the reverse stock split. The Board may delay effecting the reverse stock split, if at all, until a time that is not later than six months from the date of the Special Meeting, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

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Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, if any, to receive payment in cash in lieu of any such fractional shares of common stock. Such cash payment in lieu of a fractional share of common stock will be calculated by multiplying such fractional interest in one share of common stock by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split and rounded to the nearest cent.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. The stated capital component will be reduced, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be increased because there will be fewer weighted average shares of common stock outstanding. Prior periods’ common stock and additional paid-in capital balances and net loss per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the anticipated decrease in the number of outstanding shares following the proposed reverse stock split, if effected, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

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Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti- takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following describes certain material U.S. federal income tax considerations of a reverse stock split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This description is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this section. No ruling from the U.S. Internal Revenue Service (“IRS”) has been or will be requested in connection with a reverse stock split.

No attempt has been made to comment on all U.S. federal income tax consequences of a reverse stock split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who are subject to the alternative minimum tax provisions of the Code or the special tax accounting rules under Section 451(b) of the Code; (iii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iv) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction,” “synthetic security,” integrated investment or any risk reduction strategy; (v) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (vi) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vii) who hold their shares through individual retirement or other tax-deferred accounts; (viii) whose shares constitute qualified small business stock within the meaning of Section 1202 of the Code; (ix) who are U.S. expatriates and certain former citizens or long-term residents of the United States; or (x) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address the application of the Medicare contribution tax on net investment income or the tax consequences of a reverse stock split under state, local and foreign tax laws. The discussion assumes that for U.S. federal income tax purposes, a reverse stock split would not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as a reverse stock split, whether or not they are in connection with a reverse stock split.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our common stock who is: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States. or under the laws of the United States. or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

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HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF A REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Based on the assumptions above, a reverse stock split will be treated as a tax-free recapitalization for U.S. federal income tax purposes. Accordingly, if a reverse stock split is adopted:

•	A U.S. Holder that receives a reduced number of shares of our common stock pursuant to such reverse stock split will not recognize any gain or loss, except with respect to the amount of cash (if any) received in respect of a fractional share;

•	A U.S. Holder’s aggregate tax basis in such holder’s shares of common stock received in such reverse stock split will equal the aggregate tax basis of such stockholder’s shares of common stock held immediately before such reverse stock split, but not including the aggregate tax basis of shares surrendered in exchange for cash received in respect of a fractional share (if any);

•	A U.S. Holder’s holding period of shares of our common stock received in such reverse stock split will include the holding period of the pre-reverse stock split shares exchanged therefor; and

•	A U.S. Holder that receives cash in lieu of a fractional share of common stock generally will recognize gain or loss equal to the difference (if any) between the amount of cash received and the U.S. Holder’s tax basis in the shares of common stock surrendered therefor. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the reverse stock split exceeds one year at the effective time of the reverse stock split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

For purposes of determining the tax basis and holding period of shares of our common stock received in a reverse stock split, U.S. Holders that acquired different blocks of shares our common stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the reverse stock split.

Certain of our stockholders may be required to attach a statement to their tax returns for the year in which a reverse stock split is consummated that contains the information listed in applicable Treasury Regulations. All of our stockholders are advised to consult their own tax advisors with respect to the applicable reporting requirements.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file a certificate of amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment, even if the authority to effect this amendment is approved by our stockholders at the Special Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

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Vote Required and Board’s Recommendation

The affirmative votes of the majority of the votes cast for and against the matter, by the holders of our common stock entitled to vote on the matter, is required to approve the amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1-for-5 and 1-for-15. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the voting results of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS A VOTE TO AUTHORIZE THE BOARD IN ITS DISCRETION TO AMEND THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN FIVE AND 15, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE SHARE OF OUR COMMON STOCK), PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1

We are asking our stockholders to vote on a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Vote Required and Board’s Recommendation

Provided there is a quorum for the meeting, approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 requires the affirmative votes of a majority of the votes properly cast for and against the matter by the holders of our common stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the voting results of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1.

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STOCKHOLDER PROPOSALS

In order to be considered for inclusion in our proxy statement and form of proxy for our 2026 annual meeting, stockholder proposals intended to be presented at our 2026 annual meeting of stockholders would have needed to be received by us on or before December 24, 2025 and otherwise to have complied with the requirements set forth in Rule 14a-8 under the Exchange Act. These proposals would also have needed to comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

To the extent a stockholder of record wishes to have a stockholder proposal or director nomination considered at an annual meeting even though such proposal is not included in our proxy statement, the Company’s Amended and Restated By-laws (the “Bylaws”) provide that such stockholder of record must provide written notice of such proposal or nomination and appropriate supporting documentation, as set forth in the Bylaws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. For the 2026 annual meeting of stockholders, such proposal or nomination must be received no earlier than February 2, 2026 and no later than March 4, 2026.

In addition to the notice and information requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2026.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of common stock in street name may receive a notice from their broker or bank stating that only one Notice and other proxy materials will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate Notice and other proxy materials, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746 or by telephone at (508) 893-3120 or by email at investors@harvardbioscience.com. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

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ANNEX A

FORM OF PROXY CARD

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HBIO2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83104-S31151

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HARVARD BIOSCIENCE, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com

V83105-S31151

HARVARD BIOSCIENCE, INC.
Special Meeting of Stockholders
March 6, 2026 at 10:00 AM, ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Duke and Mark Frost, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Harvard Bioscience, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, ET on March 6, 2026. The Special Meeting will be held by virtual meeting only. You will not be able to attend the Special Meeting in person. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/HBIO2026SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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ANNEX B

FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Harvard Bioscience, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is Harvard Bioscience, Inc.

2.	The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 8, 2000, and thereafter, Restated Certificates were filed on November 28, 2000 and December 12, 2000 with the Secretary of State of the State of Delaware.

3.	The Corporation’s Second Amended and Restated Certificate of Incorporation is hereby further amended by adding the following paragraph as the second paragraph of Article IV:

“Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [__] ([__]) shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

4.	The Amendment of the Second Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	This Certificate of Amendment shall be effective on [__], 2026 at 12:00 p.m., Eastern Time.

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